UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                      placeCityWASHINGTON, StateD.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 18, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  01-13612               02-0398678
----------------------------      -----------           ----------------
(State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On May 18, 2007 the Superior Court of New Jersey, Middlesex County, issued a Decision and Judgment in the case Congoleum Corporation vs. Ace American Insurance Co., et. al. The text of the press release announcing such decision together with the Decision and Judgment are filed herewith as Exhibits 99.01 and
99.02 respectively, and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

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   EXHIBIT NO.                        DESCRIPTION
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       99.01       Press release dated May 23, 2007
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       99.02       Decision and Judgment of Superior Court of New Jersey,
                   Middlesex County, Docket No. MID-L-8908-01
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2007                          Congoleum Corporation

                                            By: /s/ Howard N. Feist III
                                                ------------------------------
                                            Name:  Howard N. Feist III
                                            Title: Chief Financial Officer